UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 15, 2007
FIRSTMERIT CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-10161	34-1339938

(State or other jurisdiction	(Commission	( IRS Employer
of incorporation)	File Number)	Identification No.)

III Cascade Plaza, 7th Floor Akron, Ohio	44308

(Address of principal executive offices)	(Zip Code)
(330) 996-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Signature
EX-99.1
EX-99.2

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     (b) On February 20, 2007, David G. Lucht (“Lucht”), Executive Vice President of FirstMerit Corporation (the “Company”) notified the Company of his decision to resign, effective March 31, 2007. The Company issued a press release on February 21, 2007 regarding the resignation of Mr. Lucht which is attached as Exhibit 99.1 hereto and incorporated by reference herein.
     (e) On February 15, 2007, the Board of Directors (the "Board") of the Company, upon the recommendation of the Compensation Committee, approved the 2007 Executive Annual Incentive Plan (the “Plan”). A copy of the Plan is attached as Exhibit 99.2 hereto and incorporated by reference herein. The Plan provides for the payment of a cash bonus upon the achievement of corporate goals during 2007 to executive officers of the Company. The corporate goals, weights and bonus range for each Named Executive Officer (those persons who appeared in the Company’s Proxy Statement for its 2006 Annual Meeting of Shareholders and those persons whom the Company believes will appear in its Proxy Statement for its 2007 Annual Meeting of Shareholders) is set forth in the table below.

			Bonus Range
		Corporate	(Percent of
Name of Executive Officer	Corporate Goals	Goal Weights	Base Salary)
Paul G. Greig,	Improved Credit Quality	50%	25-150%
Chairman, President and	Creation and approval by the Board of the Multi-Year Strategic Plan	30%
Chief Executive Officer	Creation and approval by the Board of the Management Succession/Organizational Plan	20%

Terrence E. Bichsel,	Improved Credit Quality	34%	14-83%
Executive Vice President	Year over Year Revenue Growth	22%
and Chief Financial Officer	Improvement in the Efficiency Ratio	22%
	Growth in Net Income	22%

Terri L. Cable	Improved Credit Quality	33%	14-83%
Executive Vice President	Year over Year Revenue Growth	16%
	Improvement in the Efficiency Ratio	10.5%
	Growth in Net Income	10.5%
	Division Goals	30%

Terry E. Patton	Improved Credit Quality	34%	14-83%
Executive Vice President	Year over Year Revenue Growth	22%
	Improvement in the Efficiency Ratio	22%
	Growth in Net Income	22%

George Paidas	Submit Bid to purchase 100% of banking organization as a result
	of Mr. Paidas’ calling efforts	100%	3.2-18%

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated February 21, 2007

99.2	2007 Executive Annual Incentive Plan
Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstMerit Corporation
By:	/s/ Terrence E. Bichsel
Terrence E. Bichsel
Executive Vice President and Chief Financial Officer

Date: February 22, 2006